Exhibit 10.4

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 23rd day of May, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of May 1, 2013 (the “Pooling and Servicing Agreement”), and Cole Taylor Bank, an Illinois corporation (“Cole Taylor”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2011, between Assignor and Cole Taylor (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.           Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.           Cole Taylor hereby acknowledges the foregoing assignments.

Representations and Warranties

4.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and Cole Taylor as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to Cole Taylor with respect to the Purchase Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.           Depositor warrants and represents to, and covenants with, Assignor, Assignee and Cole Taylor that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.           Assignee warrants and represents to, and covenants with, Assignor, Depositor and Cole Taylor that as of the date hereof:

(a)          Wilmington Trust, National Association, in its individual capacity is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7.           Cole Taylor warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

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(b)          Cole Taylor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)          Cole Taylor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Cole Taylor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Cole Taylor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Cole Taylor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Cole Taylor or its property is subject. The execution, delivery and performance by Cole Taylor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Cole Taylor. This Agreement has been duly executed and delivered by Cole Taylor and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of Cole Taylor enforceable against Cole Taylor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Cole Taylor in connection with the execution, delivery or performance by Cole Taylor of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Cole Taylor Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, Cole Taylor hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel Cole Taylor to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

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Recognition of Assignee

9.          From and after the date hereof, subject to Section 10 below, Cole Taylor shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and Cole Taylor had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.         (a)          Controlling Holder Rights. Cole Taylor agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder (as defined in the Pooling and Servicing Agreement) pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee’s rights (and obligations under Section 7.03 in connection with the exercise of such rights) as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) (and obligations under Section 7.03 in connection with the exercise of such rights) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.         The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)         Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

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Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Illinois, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan.

(b)          The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)          The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.         All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of Cole Taylor,

Cole Taylor Bank

2350 Green Road, Suite 100

Ann Arbor, MI  48105

Attention: Phil Miller

Tel: (734) 926-2450

Fax: (734) 926-2404

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With a copy to

Cole Taylor Bank

9550 W. Higgins Road

Rosemont, IL 960018

Chicago, IL 60606

Attention: General Counsel

Fax: (847) 653-7890

(b)          In the case of Assignee,

Wilmington Trust, National Association

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Attention: Dorri Costello

(c)         In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-7

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(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or Cole Taylor may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or Cole Taylor, respectively, hereunder.

16.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by Cole Taylor pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. Cole Taylor hereby consents to such exercise and enforcement.

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19.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Assignee is made and intended not as a personal undertaking or agreement of or by Wilmington Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Wilmington Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Wilmington Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.         Master Servicer. Cole Taylor hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of Cole Taylor hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

Cole Taylor shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #46446300, Sequoia Mortgage Trust 2013-7 Distribution Account

21.         Cole Taylor acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, Cole Taylor shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.         Rule 17g-5 Compliance. Cole Taylor hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-7” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify Cole Taylor in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. Cole Taylor shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between Cole Taylor, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to Cole Taylor or (ii) such Rating Agency’s or NRSRO’s evaluation of Cole Taylor’s operations in general; provided, however, that Cole Taylor shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION
Assignor

By:	/s/ William J. Moliski
Name:	William J. Moliski
Title:	Authorized OFficer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ William J. Moliski
Name:	William J. Moliski
Title:	Authorized Officer

Wilmington Trust, National
Association,
not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Adam B. Scozzafava
Name:	Adam B. Scozzafava
Title:	Assistant Vice President

COLE TAYLOR BANK

By:	/s/ Phillip Miller
Name:	Phillip Miller
Title:	GSVP

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – Cole Taylor Bank (SEMT 2013-7)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose
1	1000383	0.002500			Cole Taylor Bank		10000010747	1	1	0	7
2	1000383	0.002500			Cole Taylor Bank		10000010587	1	1	0	6
3	1000383	0.002500			Cole Taylor Bank		10000010473	1	1	0	6
4	1000383	0.002500			Cole Taylor Bank		10000010438	1	1	0	7
5	1000383	0.002500			Cole Taylor Bank		10000010305	1	1	0	7
6	1000383	0.002500			Cole Taylor Bank		10000010017	1	1	0	7
7	1000383	0.002500			Cole Taylor Bank		10000010005	1	1	0	6
8	1000383	0.002500			Cole Taylor Bank		10000009475	1	1	0	7
9	1000383	0.002500			Cole Taylor Bank		10000009450	1	1	0	7
10	1000383	0.002500			Cole Taylor Bank		10000009313	1	1	0	7
11	1000383	0.002500			Cole Taylor Bank		10000009216	1	1	0	9
12	1000383	0.002500			Cole Taylor Bank		10000009184	1	1	0	9
13	1000383	0.002500			Cole Taylor Bank		10000008944	1	1	0	9
14	1000383	0.002500			Cole Taylor Bank		10000008940	1	1	0	9
15	1000383	0.002500			Cole Taylor Bank		10000008906	1	1	0	9
16	1000383	0.002500			Cole Taylor Bank		10000008834	1	1	0	9
17	1000383	0.002500			Cole Taylor Bank		10000008567	1	1	0	9
18	1000383	0.002500			Cole Taylor Bank		10000008510	1	1	0	7
19	1000383	0.002500			Cole Taylor Bank		10000008431	1	1	0	9
20	1000383	0.002500			Cole Taylor Bank		10000008373	1	1	0	9
21	1000383	0.002500			Cole Taylor Bank		10000008346	1	1	0	9
22	1000383	0.002500			Cole Taylor Bank		10000008040	1	1	0	9
23	1000383	0.002500			Cole Taylor Bank		10000008013	1	1	0	9
24	1000383	0.002500			Cole Taylor Bank		10000008011	1	1	0	9
25	1000383	0.002500			Cole Taylor Bank		10000007971	1	1	0	9
26	1000383	0.002500			Cole Taylor Bank		10000007905	1	1	0	9
27	1000383	0.002500			Cole Taylor Bank		10000007904	1	1	0	9
28	1000383	0.002500			Cole Taylor Bank		1650010788	1	1	0	9
29	1000383	0.002500			Cole Taylor Bank		1650010737	1	1	0	9
30	1000383	0.002500			Cole Taylor Bank		1650010723	1	1	0	7
31	1000383	0.002500			Cole Taylor Bank		1650010713	1	1	0	9
32	1000383	0.002500			Cole Taylor Bank		1650010681	1	1	0	9
33	1000383	0.002500			Cole Taylor Bank		1650010679	1	1	0	9
34	1000383	0.002500			Cole Taylor Bank		1650010590	1	1	0	9
35	1000383	0.002500			Cole Taylor Bank		1650010539	1	1	0	9
36	1000383	0.002500			Cole Taylor Bank		1650010530	1	1	0	9
37	1000383	0.002500			Cole Taylor Bank		1650010498	1	1	0	9
38	1000383	0.002500			Cole Taylor Bank		1650010045	1	1	0	9
39	1000383	0.002500			Cole Taylor Bank		1650010020	1	1	0	9
40	1000383	0.002500			Cole Taylor Bank		1650009989	1	1	0	9
41	1000383	0.002500			Cole Taylor Bank		1650009780	1	1	0	9
42	1000383	0.002500			Cole Taylor Bank		1650009488	1	1	0	9
43	1000383	0.002500			Cole Taylor Bank		1650008203	1	1	0	9
44	1000383	0.002500			Cole Taylor Bank		1650007027	1	1	0	9

	12	13	14	15	16	17	18	19	20	21	22
	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1						1	0	0
2						2	4	0
3						2	0	0
4						1	4	0
5						2	0	0
6						5	0	0
7						2	0	0
8						1	2	0
9						2	0	0
10						5	4	0
11						2	0	0
12						1	4	0
13						2	4	0
14						2	0	0
15						2	0	0
16						2	0	0
17						1	4	0
18						2	4	0
19						2	0	0
20						1	4	0
21						2	0	0
22						2	0	0
23						5	3	0
24						2	4	0
25						1	4	0
26						2	0	0
27						2	0	0
28						5	0	0
29						2	4	0
30						2	4	0
31						2	4	0
32						2	0	0
33						2	1	0
34						2	4	0
35						2	0	0
36						2	1	0
37						2	0	0
38						2	4	0
39						2	4	0
40						5	0	0
41						5	4	0
42						2	4	0
43						2	0	0
44						5	0	0

	23	24	25	26	27	28	29	30	31	32	33
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period
1	0.00		20130321	1732500.00	0.036250	360	360	20130501	1	0	0
2	0.00		20130408	660000.00	0.038750	360	360	20130601	1	0	0
3	0.00		20130314	1000000.00	0.038750	360	360	20130501	1	0	0
4	0.00		20130328	999950.00	0.037500	360	360	20130501	1	0	0
5	0.00		20130404	650060.00	0.038750	360	360	20130601	1	0	0
6	0.00		20130315	1252000.00	0.038750	360	360	20130501	1	0	0
7	0.00		20130325	900000.00	0.038750	360	360	20130501	1	0	0
8	0.00		20130405	800000.00	0.038750	360	360	20130601	1	0	0
9	0.00		20130318	760000.00	0.038750	360	360	20130501	1	0	0
10	0.00		20130307	672480.00	0.038750	360	360	20130501	1	0	0
11	0.00		20130328	650000.00	0.038750	360	360	20130601	1	0	0
12	0.00		20130321	750000.00	0.040000	360	360	20130501	1	0	0
13	290000.00		20130322	697000.00	0.038750	360	360	20130501	1	0	0
14	0.00		20130326	988000.00	0.038750	360	360	20130501	1	0	0
15	0.00		20130325	612000.00	0.040000	360	360	20130501	1	0	0
16	0.00		20130313	722000.00	0.037500	360	360	20130501	1	0	0
17	0.00		20130308	705000.00	0.037500	360	360	20130501	1	0	0
18	0.00		20130226	600000.00	0.043750	360	360	20130401	1	0	0
19	0.00		20130312	768750.00	0.038750	360	360	20130501	1	0	0
20	0.00		20130319	536000.00	0.036250	360	360	20130501	1	0	0
21	0.00		20130320	927500.00	0.037500	360	360	20130501	1	0	0
22	0.00		20130311	696075.00	0.036250	360	360	20130501	1	0	0
23	0.00		20130305	780000.00	0.037500	360	360	20130501	1	0	0
24	0.00		20130322	712000.00	0.036250	360	360	20130501	1	0	0
25	0.00		20130305	621000.00	0.036250	360	360	20130501	1	0	0
26	0.00		20130312	713000.00	0.038750	360	360	20130501	1	0	0
27	125000.00		20130312	634000.00	0.036250	360	360	20130501	1	0	0
28	0.00		20130306	715000.00	0.038750	360	360	20130501	1	0	0
29	0.00		20130313	618750.00	0.038750	360	360	20130501	1	0	0
30	0.00		20130220	746000.00	0.042500	360	360	20130401	1	0	0
31	0.00		20130225	660000.00	0.040000	360	360	20130401	1	0	0
32	174000.00		20130305	713400.00	0.038750	360	360	20130501	1	0	0
33	0.00		20130328	609000.00	0.040000	360	360	20130501	1	0	0
34	0.00		20130304	712000.00	0.037500	360	360	20130501	1	0	0
35	0.00		20130403	693750.00	0.038750	360	360	20130601	1	0	0
36	180000.00		20130226	1460000.00	0.037500	360	360	20130401	1	0	0
37	0.00		20130219	974000.00	0.038750	360	360	20130401	1	0	0
38	0.00		20130301	788000.00	0.037500	360	360	20130501	1	0	0
39	0.00		20130326	862500.00	0.038750	360	360	20130501	1	0	0
40	57000.00		20130308	592500.00	0.038750	360	360	20130501	1	0	0
41	0.00		20130313	882000.00	0.038750	360	360	20130501	1	0	0
42	171750.00		20130219	750000.00	0.038750	360	360	20130401	1	0	0
43	0.00		20130318	986000.00	0.038750	360	360	20130501	1	0	0
44	0.00		20130110	1182250.00	0.042500	360	360	20130301	1	0	0

	34	35	36	37	38	39	40	41	42	43	44
	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look- back Days	Gross Margin	ARM Round Flag	ARM Round Factor
1		1729832.50	0.036250	7901.09	20130401	0	0
2		660000.00	0.038750	3103.56	20130401	0	0
3		998526.80	0.038750	4702.37	20130401	0	0
4		998443.92	0.037500	4630.92	20130401	0	0
5		650060.00	0.038750	3056.82	20130401	0	0
6		1250042.92	0.038750	5887.37	20130401	0	0
7		898674.12	0.038750	4232.13	20130401	0	0
8		800000.00	0.038750	3761.90	20130401	0	0
9		758880.37	0.038750	3573.80	20130401	0	0
10		671489.30	0.038750	3162.25	20130401	0	0
11		650000.00	0.038750	3056.54	20130401	0	0
12		748919.39	0.040000	3580.61	20130401	0	0
13		695973.18	0.038750	3277.55	20130401	0	0
14		986544.48	0.038750	4645.94	20130401	0	0
15		611118.22	0.040000	2921.78	20130401	0	0
16		720912.56	0.037500	3343.69	20130401	0	0
17		703938.17	0.037500	3264.96	20130401	0	0
18		598380.63	0.043750	2995.71	20130401	0	0
19		767617.47	0.038750	3614.95	20130401	0	0
20		535174.74	0.036250	2444.43	20130401	0	0
21		926103.04	0.037500	4295.40	20130401	0	0
22		695003.27	0.036250	3174.46	20130401	0	0
23		778825.19	0.037500	3612.30	20130401	0	0
24		710903.74	0.036250	3247.09	20130401	0	0
25		620043.86	0.036250	2832.08	20130401	0	0
26		711949.61	0.038750	3352.79	20130401	0	0
27		633023.84	0.036250	2891.37	20130401	0	0
28		713946.65	0.038750	3362.20	20130401	0	0
29		617838.46	0.038750	2909.59	20130401	0	0
30		743940.78	0.042500	3669.87	20130401	0	0
31		658094.95	0.040000	3150.94	20130401	0	0
32		712349.02	0.038750	3354.67	20130401	0	0
33		608122.54	0.040000	2907.46	20130401	0	0
34		710927.62	0.037500	3297.38	20130401	0	0
35		693750.00	0.038750	3262.27	20130401	0	0
36		1455595.15	0.037500	6761.49	20130401	0	0
37		971125.56	0.038750	4580.11	20130401	0	0
38		786813.15	0.037500	3649.35	20130401	0	0
39		861229.37	0.038750	4055.79	20130401	0	0
40		591627.10	0.038750	2786.15	20130401	0	0
41		880700.64	0.038750	4147.49	20130401	0	0
42		747519.14	0.038750	3526.78	20130401	0	0
43		984547.42	0.038750	4636.54	20130401	0	0
44		1169621.38	0.042500	5815.96	20130401	0	0

	45	46	47	48	49	50	51	52	53	54	55
	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	56	57	58	59	60	61	62	63	64	65	66
	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	67	68	69	70	71	72	73	74	75	76	77
	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self- employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home
1		0		48	1		0		25.75		0
2		0		77	1		0		0.5	5.5	0
3		0		35	1		0		1	1	0
4		0		324	3		0		20		0
5		0		584	1		0		3.25	4	0
6		0		320	1		1		17		0
7		0		153	2		1		2	20	0
8		0		94	2		0		9	15	0
9		0		250	1		0		4.75		0
10		0		405	1		0		4	1	0
11		0		281	1		0		8		1
12		0		215	1		0		0.5		0.5
13		0		109	1		0		3.5		4
14		0		582	3		0		6		3
15		0		142	4		0		3		3.25
16		0		216	1		0		13	11.5	13
17		0		100	1		0		12		1.5
18		0		255	1		0		10	10	0
19		0		450	1		0		8	12	8
20		0		404	1		0		22	0.5	2.5
21		0		170	1		1		10		6
22		0		445	1		1		9	1.25	3.25
23		0		90	1		0		1.5	0.75	3
24		0		82	1		0		0	0.5	6
25		0		357	1		0		7		4
26		0		197	1		0		11.75		1.25
27		0		561	1		1		9.25		9.5
28		0		452	1		0		4.5		1
29		0		343	2		0		13	3	2
30		0		96	2		0		4.5		0
31		0		37	1		0		0.5		7
32		0		75	1		0		12	10	8
33		0		9	1		0		8.5	0	8
34		0		74	2		0		2.5		2
35		0		73	1		0		20		2
36		0		107	1		0		7		2
37		0		389	1		1		0	35	4
38		0		372	2		1		7.5		3
39		0		390	1		0		11.75		12
40		0		302	1		1		30		16
41		0		70	1		1		11		22
42		0		139	3		0		1.5	0	7
43		0		504	1		1		31		28
44		0		289	1		1		11		7

	78	79	80	81	82	83	84	85	86	87	88
	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO
1	1								805
2	1								782
3	1								782
4	1								792
5	1								747
6	1								797
7	1								777
8	1								775
9	1								801
10	1								785
11	1								804
12	1								798
13	1								773
14	1								786
15	1								796
16	1								809
17	1								772
18	1								806
19	1								789
20	1								773
21	1								795
22	1								768
23	1								795
24	1								786
25	1								734
26	1								753
27	1								737
28	1								787
29	1								732
30	1								762
31	1								772
32	1								782
33	1								765
34	1								792
35	1								764
36	1								783
37	1								779
38	1								772
39	1								762
40	1								708
41	1								778
42	1								778
43	1								766
44	1								758

	89	90	91	92	93	94	95	96	97	98	99
	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1										000000000000
2										000000000000
3										000000000000
4										000000000000
5										000000000000
6										000000000000
7										000000000000
8										000000000000
9										000000000000
10										000000000000
11										000000000000
12										000000000000
13										000000000000
14										000000000000
15										000000000000
16										000000000000
17										000000000000
18										000000000000
19										000000000000
20										000000000000
21										000000000000
22										000000000000
23										000000000000
24										000000000000
25										000000000000
26										000000000000
27										000000000000
28										000000000000
29										000000000000
30										000000000000
31										000000000000
32										000000000000
33										000000000000
34										000000000000
35										000000000000
36										000000000000
37										000000000000
38										000000000000
39										000000000000
40										000000000000
41										000000000000
42										000000000000
43										000000000000
44										000000000000

	100	101	102	103	104	105	106	107	108	109	110
	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1		33333.34		159348.10		33333.34	192681.44	1	5		3
2		11104.16	6516.67	0.00	0.00	17620.83	17620.83	1	5		3
3		14300.00	11666.66	0.00	0.00	25966.66	25966.66	1	5		3
4		16666.67		16865.86		16666.67	33532.53	1	5		3
5		17500.00	8747.46	0.00	0.00	26247.46	26247.46	1	5		3
6		31377.79		4312.33		31377.79	35690.12	1	5		3
7		1633.00	16171.67	0.00	0.00	17804.67	17804.67	1	5		3
8		16666.66	10254.58	5508.29	0.00	26921.24	32429.53	1	5		3
9		18550.00	0.00	0.00	0.00	18550.00	18550.00	1	5		3
10		11623.16	13217.84	2975.75	0.00	24841.00	27816.75	1	5		3
11		14583.34		0.00		14583.34	14583.34	1	5		3
12		18333.33	0.00	0.00	0.00	18333.33	18333.33	1	5		3
13		14583.33	0.00	4760.54	0.00	14583.33	19343.87	1	5		3
14		16634.54		0.00		16634.54	16634.54	1	5		3
15		13364.00		0.00		13364.00	13364.00	1	5		3
16		20375.00	4958.31	0.00	0.00	25333.31	25333.31	1	5		3
17		16666.66		0.00		16666.66	16666.66	1	5		3
18		10321.69	0.00	0.00	0.00	10321.69	10321.69	1	5		3
19		9095.01	7675.00	0.00	6953.42	16770.01	23723.43	1	5		3
20		3559.63	10517.35	0.00	0.00	14076.98	14076.98	1	5		3
21		0.00		38233.65		0.00	38233.65	1	5		3
22		34204.30	0.00	0.00	0.00	34204.30	34204.30	1	5		3
23		9753.38	0.00	5248.78	0.00	9753.38	15002.16	1	5		3
24		0.00	15230.82	0.00	0.00	15230.82	15230.82	1	5		3
25		12916.67		27982.08		12916.67	40898.75	1	5		3
26		15164.61		12557.51		15164.61	27722.12	1	5		3
27		45191.25	0.00	0.00	0.00	45191.25	45191.25	1	5		3
28		21064.00		2191.96		21064.00	23255.96	1	5		3
29		27284.64	0.00	0.00	0.00	27284.64	27284.64	1	5		3
30		21470.83		7507.80		21470.83	28978.63	1	5		3
31		16666.66	0.00	0.00	0.00	16666.66	16666.66	1	5		3
32		20833.34	0.00	0.00	0.00	20833.34	20833.34	1	5		3
33		14682.56	0.00	0.00	0.00	14682.56	14682.56	1	5		3
34		12500.00	0.00	13583.33	0.00	12500.00	26083.33	1	5		3
35		20833.34		0.00		20833.34	20833.34	1	5		3
36		23752.26	0.00	8416.67	0.00	23752.26	32168.93	1	5		3
37		0.00	7400.00	0.00	9501.00	7400.00	16901.00	1	5		3
38		42716.21	0.00	0.00	0.00	42716.21	42716.21	1	5		3
39		20833.34	0.00	0.00	0.00	20833.34	20833.34	1	5		3
40		13361.74		6129.58		13361.74	19491.32	1	5		3
41		15000.00		8151.67		15000.00	23151.67	1	5		3
42		54977.30	0.00	0.00	0.00	54977.30	54977.30	1	5		3
43		23076.54	0.00	0.00	0.00	23076.54	23076.54	1	5		3
44		82695.92		0.00		82695.92	82695.92	1	5		3

	111	112	113	114	115	116	117	118	119	120	121
	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State
1		4		896215.94	14039.73	0.072865			100.000000	HOUSTON	TX
2		4		75551.56	4117.86	0.233693			100.000000	BROOKLINE	MA
3		4		194561.09	8304.09	0.319798			100.000000	LOS ANGELES	CA
4		4		302198.98	11733.94	0.349927			100.000000	SHORT HILLS	NJ
5		4		44900.33	5721.34	0.217977			100.000000	Houston	TX
6		4		165833.04	15059.62	0.421955			12.052900	DALLAS	TX
7		4		135798.24	6657.99	0.373946			100.000000	PACIFIC GROVE	CA
8		4		371257.24	9660.40	0.297889			100.000000	MADISON	NJ
9		4		304200.36	5528.64	0.298040			100.000000	Coto De Caza	CA
10		4		73600.22	3743.19	0.134566			100.000000	Seattle	WA
11		4		218427.25	5575.93	0.382349				DALLAS	TX
12		4		39861.75	5672.20	0.309393				ANN ARBOR	MI
13		4		404956.33	7380.07	0.381520				GREENWICH	CT
14		4		268378.36	7203.57	0.433049				SARATOGA	CA
15		4		65220.93	4534.08	0.339276				MILTON	GA
16		4		148725.31	4274.57	0.168733				CORTE MADERA	CA
17		4		61441.09	6043.25	0.362595				Short Hills	NJ
18		4		250006.86	3868.59	0.374802			100.000000	FOUNTAIN HILLS	AZ
19		4		70706.85	4919.74	0.207379				ALAMO	CA
20		4		28254.97	3404.21	0.241828				MERCER ISLAND	WA
21		4		1556172.07	8650.63	0.226257				CHARLOTTE	NC
22		4		829037.96	6577.73	0.192307				SANTA MONICA	CA
23		4		143890.81	5757.38	0.383770				DOVER	MA
24		4		50076.67	5549.04	0.364330				SHORT HILLS	NJ
25		4		119711.41	4790.80	0.117138				MORGAN	UT
26		4		663062.71	6217.63	0.224284				LOS ALTOS	CA
27		4		119768.04	5055.27	0.111864				Charlotte	NC
28		4		409564.27	5338.31	0.229546				ENCINO	CA
29		4		38783.08	7505.46	0.275080				st louis	MO
30		4		284354.94	11598.93	0.400258			100.000000	LAKE FOREST	IL
31		4		147750.37	5817.30	0.349038				Weston	CT
32		4		39763.42	5316.69	0.255201				SANTA MONICA	CA
33		4		237561.16	4717.18	0.321278				NORTH ATTLEBORO	MA
34		4		173226.05	7637.93	0.292828				RYE	NY
35		4		227946.21	5583.86	0.268025				Mamaroneck	NY
36		4		2720823.75	13983.25	0.434682				WESTPORT	CT
37		4		612002.75	6327.68	0.374397				Seattle	WA
38		4		86678.78	5780.44	0.135322				SCOTTSDALE	AZ
39		4		103994.17	6516.21	0.312778				SEATTLE	WA
40		4		380122.80	7181.62	0.368452				GRANBURY	TX
41		4		5285013.06	7053.09	0.304647				WESTPORT	CT
42		4		240880.10	9370.06	0.170435				Severna Park	MD
43		4		71053.33	5676.00	0.245964				Los Gatos	CA
44		4		202089.73	14190.70	0.171601				HOUSTON	TX

	122	123	124	125	126	127	128	129	130	131	132
	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type
1	77005	1	1	2475000.00	2500000.00	3	20130305
2	02467	1	1	825000.00	835000.00	3	20130227
3	90027	1	1	1250000.00	1260000.00	3	20130222
4	07078	1	1	1250000.00	1250000.00	3	20130225
5	77005	1	1	812575.00	813000.00	3	20130319
6	75225	1	1	1875000.00	1875000.00	3	20130304
7	93950	1	1	1125000.00	1250000.00	3	20130228
8	07940	1	1	1125000.00	1125000.00	3	20130305
9	92679	7	1	950000.00	950000.00	3	20130222
10	98117	1	1	840600.00	855000.00	3	20130123
11	75225	1	1		1100000.00	3	20130305
12	48104	1	1		965000.00	3	20130215
13	06830	1	1		1725000.00	3	20130215
14	95070	1	1		1705000.00	3	20130202
15	30004	7	1		1000000.00	3	20130225
16	94925	1	1		1152000.00	3	20130211
17	07078	1	1		1200000.00	3	20130130
18	85268	1	1	800000.00	800000.00	3	20130125
19	94507	1	1		1060000.00	3	20130103
20	98040	1	1		975000.00	3	20130125
21	28207	1	1		3600000.00	3	20130212
22	90405	1	1		1175000.00	3	20130129
23	02030	1	1		1325000.00	3	20130123
24	07078	1	1		975000.00	3	20130130
25	84050	1	1		1100000.00	3	20121227
26	94024	1	1		2450000.00	3	20130125
27	28207	1	1		1100000.00	3	20130128
28	91436	1	1		1075000.00	3	20130116
29	63119	7	1		825000.00	3	20130117
30	60045	7	1	1000000.00	1319500.00	3	20130109
31	06883	1	1		1000000.00	3	20130110
32	90405	1	1		1185000.00	3	20130105
33	02760	1	1		775000.00	3	20130124
34	10580	1	1		966000.00	3	20121231
35	10543	1	1		915000.00	3	20121226
36	06880	1	1		2350000.00	3	20130118
37	98040	1	1		2175000.00	3	20121228
38	85266	1	1		1025000.00	3	20130122
39	98112	1	1		1202000.00	3	20130225
40	76049	1	1		975000.00	3	20130118
41	06880	1	1		2155000.00	3	20121203
42	21146	7	1		1229000.00	3	20121119
43	95032	1	1		1740000.00	3	20121130
44	77025	7	1		1875000.00	3	20121102

	133	134	135	136	137	138	139	140	141	142	143
	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1				0.700000	0.700000	0	0	0
2				0.800000	0.800000	0	0	0
3				0.800000	0.800000	0	0	0
4				0.799900	0.799900	0	0	0
5				0.800000	0.800000	0	0	0
6				0.667700	0.667700	0	0	0
7				0.800000	0.800000	0	0	0
8				0.711100	0.711100	0	0	0
9				0.800000	0.800000	0	0	0
10				0.800000	0.800000	0	0	0
11				0.590900	0.590900	0	0	0
12				0.777200	0.777200	0	0	0
13				0.572100	0.404000	0	0	0
14				0.579400	0.579400	0	0	0
15				0.612000	0.612000	0	0	0
16				0.626700	0.626700	0	0	0
17				0.587500	0.587500	0	0	0
18				0.750000	0.750000	0	0	0
19				0.725200	0.725200	0	0	0
20				0.549700	0.549700	0	0	0
21				0.257600	0.257600	0	0	0
22				0.592400	0.592400	0	0	0
23				0.588600	0.588600	0	0	0
24				0.730200	0.730200	0	0	0
25				0.564500	0.564500	0	0	0
26				0.291000	0.291000	0	0	0
27				0.690000	0.576300	0	0	0
28				0.665100	0.665100	0	0	0
29				0.750000	0.750000	0	0	0
30				0.746000	0.746000	0	0	0
31				0.660000	0.660000	0	0	0
32				0.748800	0.602000	0	0	0
33				0.785800	0.785800	0	0	0
34				0.737000	0.737000	0	0	0
35				0.758100	0.758100	0	0	0
36				0.697800	0.621200	0	0	0
37				0.447800	0.447800	0	0	0
38				0.768700	0.768700	0	0	0
39				0.717500	0.717500	0	0	0
40				0.666100	0.607600	0	0	0
41				0.409200	0.409200	0	0	0
42				0.750000	0.610200	0	0	0
43				0.566600	0.566600	0	0	0
44				0.630500	0.630500	0	0	0

	144	145	146	147	148	149	150	151	152	153	154
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre- Modification Interest (Note) Rate	Pre- Modification P&I Payment	Pre- Modification Initial Interest Rate Change Downward Cap	Pre- Modification Subsequent Interest Rate Cap	Pre- Modification Next Interest Rate Change Date
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44

	155	156	157	158	159	160	161	162	163	164	165
	Pre- Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)
1						25.75		0	20430401	33333.34	159348.1
2						6	5.5	0	20430501	11104.16	0
3						9	12	0	20430401	14300	0
4						20		0	20430401	16666.67	16865.86
5						3.25	4	0	20430501	17500	0
6						18		0	20430401	31377.79	0
7						2	20	0	20430401	1633	0
8						9	15	0	20430501	16666.66	5508.29
9						21		0	20430401	18550	0
10						10	10	0	20430401	11623.16	2975.75
11						8		0	20430501	14583.34	0
12						5		0	20430401	18333.33	0
13						17.5		289046.94	20430401	14583.33	0
14						27		0	20430401	16634.54	0
15						3		0	20430401	13364	0
16						14	23	0	20430401	20375	0
17						16		0	20430401	16666.66	0
18						10	10	0	20430301	10321.69	0
19						16	16	0	20430401	9095.01	0
20						22	12	0	20430401	3559.63	0
21						10		0	20430401	0	0
22						9	2	0	20430401	34204.3	0
23						6	12	0	20430401	9753.38	5248.78
24						0	14	0	20430401	0	0
25						15		0	20430401	12916.67	27982.08
26						17		0	20430401	15164.61	0
27						16		30516	20430401	45191.25	0
28						5		0	20430401	21064	2191.96
29						20	4	0	20430401	27284.64	0
30						4.5		0	20430301	21470.83	7507.8
31						18		0	20430301	16666.66	0
32						20	18	174000	20430401	20833.34	0
33						14	13	0	20430401	14682.56	0
34						12		0	20430401	12500	13583.33
35						20		0	20430501	20833.34	0
36						31		180000	20430301	23752.26	8416.67
37						0	35	0	20430301	0	0
38						14		0	20430401	42716.21	0
39						11.75		0	20430401	20833.34	0
40						30		29870	20430401	13361.74	0
41						11		0	20430401	15000	0
42						1.5	0	171750	20430301	54977.3	0
43						34		0	20430401	23076.54	0
44						11		0	20430201	82695.92	0

	166	167	168	169	170	171	172
	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0	0	0	0	Full	Two Years	Two Months
2	0	6516.67	0	0	Full	Two Years	Two Months
3	0	11666.66	0	0	Full	Two Years	Two Months
4	0	0	0	0	Full	Two Years	Two Months
5	0	8747.46	0	0	Full	Two Years	Two Months
6	0	0	0	0	Full	Two Years	Two Months
7	0	16171.67	0	0	Full	Two Years	Two Months
8	0	10254.58	0	0	Full	Two Years	Two Months
9	0	0	0	0	Full	Two Years	Two Months
10	0	13217.84	0	0	Full	Two Years	Two Months
11	0	0	0	0	Full	Two Years	Two Months
12	0	0	0	0	Full	Two Years	Two Months
13	0	0	0	0	Full	Two Years	Two Months
14	0	0	0	0	Full	Two Years	Two Months
15	0	0	0	0	Full	Two Years	Two Months
16	0	4958.31	0	0	Full	Two Years	Two Months
17	0	0	0	0	Full	Two Years	Two Months
18	0	0	0	0	Full	Two Years	Two Months
19	0	7675	0	6953.42	Full	Two Years	Two Months
20	0	10517.35	0	0	Full	Two Years	Two Months
21	0	0	0	0	Full	Two Years	Two Months
22	0	0	0	0	Full	Two Years	Two Months
23	0	0	0	0	Full	Two Years	Two Months
24	0	15230.82	0	0	Full	Two Years	Two Months
25	0	0	0	0	Full	Two Years	Two Months
26	12557.51	0	0	0	Full	Two Years	Two Months
27	0	0	0	0	Full	Two Years	Two Months
28	0	0	0	0	Full	Two Years	Two Months
29	0	0	0	0	Full	Two Years	Two Months
30	0	0	0	0	Full	Two Years	Two Months
31	0	0	0	0	Full	Two Years	Two Months
32	0	0	0	0	Full	Two Years	Two Months
33	0	0	0	0	Full	Two Years	Two Months
34	0	0	0	0	Full	Two Years	Two Months
35	0	0	0	0	Full	Two Years	Two Months
36	0	0	0	0	Full	Two Years	Two Months
37	0	7400	4702	0	Full	Two Years	Two Months
38	0	0	0	0	Full	Two Years	Two Months
39	0	0	0	0	Full	Two Years	Two Months
40	0	0	0	0	Full	Two Years	Two Months
41	0	0	0	0	Full	Two Years	Two Months
42	0	0	0	0	Full	Two Years	Two Months
43	0	0	0	0	Full	Two Years	Two Months
44	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.10 to the Form 8-K filed by the Issuing Entity on May 23, 2013